UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2011

KBS REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant specified in its charter)

Maryland	000-52606	20-2985918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
In August 2007, KBS Real Estate Investment Trust, Inc. (the “Company”) entered a joint venture (the “KBS-New Leaf Joint Venture”) with New Leaf Industrial Partners Fund, L.P. (“New Leaf”) to acquire a portfolio of industrial properties (the “National Industrial Portfolio”) for approximately $515.9 million plus closing costs. The National Industrial Portfolio consisted of 23 industrial properties and a master lease with respect to another industrial property. The Company had an 80% membership interest in the KBS-New Leaf Joint Venture and consolidated the joint venture in its financial statements.
The KBS-New Leaf Joint Venture financed the National Industrial Portfolio properties with a mortgage loan in the amount of $300 million (the “Mortgage Loan”). In addition, there are five outstanding mezzanine loans on the National Industrial Portfolio totaling $143.6 million (the “Mezzanine Loans” and, together with the Mortgage Loans, the “Loans”), which are secured by a pledge of 100% of the ownership interest in the wholly owned subsidiaries of the KBS-New Leaf Joint Venture that directly or indirectly own the National Industrial Portfolio properties. As of December 28, 2011, an affiliate of Oaktree Capital Management, L.P. (“Oaktree”) owned each of the Loans.
The Loans were to mature on December 31, 2011. However, due to a decline in the operating performance of the National Industrial Portfolio resulting from increased vacancies, lower rental rates and tenant bankruptcies, in addition to declines in market value across all real estate types in the period following the initial investment, it became unlikely that the KBS-New Leaf Joint Venture would be able to refinance or extend the Loans upon their maturities. As a result, on December 28, 2011, the Company entered into an agreement in lieu of foreclosure and related documents (collectively, the “Agreement”) to transfer the National Industrial Portfolio properties to certain indirect wholly owned subsidiaries of the NIP JV (defined below) in full satisfaction of the debt outstanding under, and other obligations related to, the Loans, except if the KBS-New Leaf Joint Venture has made undisclosed distributions then those distributions are owed to the NIP JV. As a result, the Company expects the transaction to result in a gain on extinguishment of debt of approximately $108 million (including amounts for noncontrolling interest of approximately $22 million), which represents the difference between the carrying amount of the outstanding debt and other liabilities of approximately $445 million and the carrying value of the real estate properties and other assets of approximately $337 million, upon transfer of the properties.
In addition, on December 28, 2011, the Company, through an indirect wholly-owned subsidiary (the “KBS Member”), entered into a joint venture (the “HC KBS JV”) with an affiliate of New Leaf (the “HC Member”), and on the date of the Agreement, the HC KBS JV entered into a joint venture (the “NIP JV”, which now indirectly owns the National Industrial Portfolio) with an affiliate of Oaktree (the “Oaktree Member”). The HC KBS JV indirectly manages the day-to-day affairs of the NIP JV; however, its authority is limited, as major decisions involving the NIP JV must receive approval from an Oaktree Member-controlled board of representatives. Pursuant to the terms of the NIP JV agreement, the HC KBS JV, or either the KBS Member or the HC Member, through the HC KBS JV, has an option, but is under no obligation, to contribute up to $20.0 million in equity to the NIP JV, or a maximum of 15% of the post-leveraged equity of the NIP JV. This option, if not exercised by either the KBS Member or the HC Member, will expire on March 15, 2012, unless a portion of the option has been exercised by one of the members, in which case the exercising member has until May 15, 2012 to contribute the non-exercising member's portion of the option. Additionally, the HC KBS JV may be subject to future capital calls as determined by the Oaktree Member; however, should the HC KBS JV not make a capital contribution pursuant to such a capital call, the Oaktree Member may make the capital contribution, which capital contribution would be treated as an equity loan by the Oaktree Member to the NIP JV. Under the NIP JV agreement, the HC KBS JV will also be granted a participation interest in certain future profits generated by the NIP JV. This participation interest is separate from any equity interest that the HC KBS JV would receive if it chose to make an equity contribution to the NIP JV.
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
The information in this Report set forth under Item 1.01 regarding the transfer of the National Industrial Portfolio through the Agreement is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-1
	Unaudited Pro Forma Balance Sheet as of September 30, 2011	F-2
	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2011	F-4
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2010	F-6

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: December 30, 2011	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chairman of the Board, Chief Executive Officer and Director

KBS REAL ESTATE INVESTMENT TRUST, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following unaudited pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust, Inc. (“KBS REIT”) as of December 31, 2010 and September 30, 2011, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2010 and for the three and nine months ended September 30, 2011, and the notes thereto. The consolidated financial statements of KBS REIT as of and for the year ended December 31, 2010 and the consolidated financial statements as of and for the three and nine months ended September 30, 2011 have been included in KBS REIT’s prior filings with the SEC.
The following unaudited pro forma balance sheet as of September 30, 2011 has been prepared to give effect to the transfer of certain assets and liabilities through the agreement in lieu of foreclosure with respect to the National Industrial Portfolio properties as if the transfer occurred on September 30, 2011. The unaudited pro forma balance sheet does not purport to reflect the actual transaction or financial position as it occurred on December 28, 2011 as certain amounts and balances have changed.
The following unaudited pro forma statements of operations for the nine months ended September 30, 2011 and the year ended December 31, 2010 have been prepared to give effect to the agreement in lieu of foreclosure with respect to the National Industrial Portfolio properties on December 28, 2011, as if the transfer occurred on January 1, 2010.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the transfer of the National Industrial Portfolio properties been consummated as of the dates indicated.

KBS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2011
(in thousands, except share and per share amounts)

	KBS REIT Historical (a)	Pro Forma Adjustments
		National Industrial Portfolio (b)	Pro Forma Total
Assets
Real estate held for investment:
Land	$654,871	(50,598)	604,273
Buildings and improvements	2,449,922	(272,721)	2,177,201
Tenant origination and absorption costs	309,545	(3,328)	306,217
Total real estate held for investment, at cost and net of impairment charges	3,414,338	(326,647)	3,087,691
Less accumulated depreciation and amortization	(168,965)	17,228	(151,737)
Total real estate held for investment, net	3,245,373	(309,419)	2,935,954
Real estate held for sale, net	19,015	—	19,015
Foreclosed real estate held for sale	28,848	—	28,848
Total real estate, net	3,293,236	(309,419)	2,983,817
Real estate loans receivable, net	92,803	—	92,803
Real estate securities	18,680	—	18,680
Total real estate and real estate-related investments, net	3,404,719	(309,419)	3,095,300
Cash and cash equivalents	124,056	(4,755)	119,301
Restricted cash	131,276	(4,431)	126,845
Pledged government securities	93,332	—	93,332
Rents and other receivables, net	52,591	(4,711)	47,880
Above-market leases, net	45,267	(299)	44,968
Assets related to real estate held for sale	1,646	—	1,646
Deferred financing costs, prepaid expenses and other assets	56,248	(10,669)	45,579
Total assets	$3,909,135	$(334,284)	$3,574,851
Liabilities and equity
Notes payable and repurchase agreements:
Notes payable	$2,555,932	(443,593)	2,112,339
Repurchase agreements	187,385	—	187,385
Notes payable related to real estate held for sale	14,700	—	14,700
Total notes payable and repurchase agreements	2,758,017	(443,593)	2,314,424
Accounts payable and accrued liabilities	78,238	(2,352)	75,886
Due to affiliates	6,999	—	6,999
Distributions payable	8,166	—	8,166
Below-market leases, net	152,258	(176)	152,082
Liabilities related to real estate held for sale	—	—	—
Other liabilities	118,860	(1,084)	117,776
Total liabilities	3,122,538	(447,205)	2,675,333
Commitments and contingencies
Redeemable common stock	74,332	—	74,332
Equity
KBS Real Estate Investment Trust, Inc. stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—	—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 189,390,217 shares issued and outstanding as of September 30, 2011	1,894	—	1,894
Additional paid-in capital	1,600,786	—	1,600,786
Cumulative distributions and net losses	(862,594)	89,711	(772,883)
Accumulated other comprehensive loss	(4,611)	—	(4,611)
Total KBS Real Estate Investment Trust, Inc. stockholders’ equity	735,475	89,711	825,186
Noncontrolling interest	(23,210)	23,210	—
Total equity	712,265	112,921	825,186
Total liabilities and equity	$3,909,135	$(334,284)	$3,574,851

KBS REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2011

(a)	Historical financial information derived from KBS REIT’s Quarterly Report on Form 10-Q as of September 30, 2011.

(b)
Represents adjustments to reflect the agreement in lieu of foreclosure with respect to the National Industrial Portfolio. The agreement in lieu of foreclosure will release the KBS-New Leaf Joint Venture from obligations under all of the mortgage and mezzanine loan agreements that were secured by the National Industrial Portfolio, except if the KBS-New Leaf Joint Venture has made undisclosed distributions then those distributions are owed to the joint venture that now owns the National Industrial Portfolio properties. As of September 30, 2011, the principal outstanding under the mortgage and mezzanine loans was $443.6 million.

KBS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2011
(in thousands, except share and per share amounts)

	KBS REIT Historical (a)	Pro Forma Adjustment	Pro Forma Total
		National Industrial Portfolio (b)
Revenues:
Rental income	$122,820	$(22,678)	$100,142
Tenant reimbursements	29,600	(6,635)	22,965
Interest income from real estate loans receivable	12,318	—	12,318
Interest income from real estate securities	2,163	—	2,163
Parking revenues and other operating income	1,738	(10)	1,728
Total revenues	168,639	(29,323)	139,316
Expenses:
Operating, maintenance, and management	44,695	(8,740)	35,955
Real estate taxes, property-related taxes, and insurance	22,199	(5,224)	16,975
Asset management fees to affiliate	12,671	(872)	11,799
General and administrative expenses	21,841	(1,079)	20,762
Depreciation and amortization	55,328	(7,633)	47,695
Interest expense	49,516	(5,801)	43,715
Impairment charge on real estate held for investment	12,360	—	12,360
Provision for loan losses	(3,846)	—	(3,846)
Total expenses	214,764	(29,349)	185,415
Other income:
Gain on sales of foreclosed real estate held for sale	134	—	134
Income from unconsolidated joint venture	5,029	—	5,029
Other interest income	140	(42)	98
Total other income	5,303	(42)	5,261
Income (loss) from continuing operations	(40,822)	(16)	(40,838)
Discontinued operations:
Gain on sales of real estate, net	5,911	—	5,911
Income (loss) from discontinued operations	1,901	—	1,901
Impairment charges on discontinued operations	(23,847)	—	(23,847)
Total income (loss) from discontinued operations	(16,035)	—	(16,035)
Net income (loss)	(56,857)	(16)	(56,873)
Net (income) loss attributable to noncontrolling interest	(204)	204	—
Net income (loss) attributable to common stockholders	$(57,061)	$188	$(56,873)
Basic and diluted loss per common share:
Continuing operations	(0.21)		(0.21)
Discontinued operations	(0.09)		(0.09)
Net income (loss) per common share	$(0.30)		$(0.30)
Weighted-average number of common shares outstanding, basic and diluted	187,461,243		187,461,243

KBS REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2011

(a)	Historical financial information derived from KBS REIT’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2011.

(b)	Amounts represent the historical operations of the National Industrial Portfolio as reflected in the historical statement of operations of KBS REIT for the nine months ended September 30, 2011.

KBS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010
(in thousands, except share and per share amounts)

	KBS REIT Historical (a)	Pro Forma Adjustment	Pro Forma Total
		National Industrial Portfolio (b)
Revenues:
Rental income	$166,587	$(36,206)	$130,381
Tenant reimbursements	29,405	(8,465)	20,940
Interest income from real estate loans receivable	42,321	—	42,321
Interest income from real estate securities	3,090	—	3,090
Parking revenues and other operating income	3,154	(246)	2,908
Total revenues	244,557	(44,917)	199,640
Expenses:
Operating, maintenance, and management	45,415	(10,935)	34,480
Real estate taxes, property-related taxes, and insurance	28,479	(7,191)	21,288
Asset management fees to affiliate	19,220	(1,658)	17,562
General and administrative expenses	8,382	(1,203)	7,179
Depreciation and amortization	79,667	(15,039)	64,628
Interest expense	58,174	(7,489)	50,685
Impairment charge on real estate held for investment	123,453	(123,453)	—
Provision for loan losses	11,046	—	11,046
Total expenses	373,836	(166,968)	206,868
Other income:
Gain on sales of foreclosed real estate held for sale	2,011	—	2,011
Income from unconsolidated joint venture	7,701	—	7,701
Other interest income	191	(66)	125
Total other income	9,903	(66)	9,837
Income (loss) from continuing operations	(119,376)	121,985	2,609
Discontinued operations:
Gain on sales of real estate, net	5,646	—	5,646
Income (loss) from discontinued operations	(649)	—	(649)
Impairment charges on discontinued operations	—	—	—
Total income (loss) from discontinued operations	4,997	—	4,997
Net income (loss)	(114,379)	121,985	7,606
Net (income) loss attributable to noncontrolling interest	24,027	(24,027)	—
Net income (loss) attributable to common stockholders	$(90,352)	$97,958	$7,606
Basic and diluted loss per common share:
Continuing operations	(0.53)		0.01
Discontinued operations	0.03		0.03
Net income (loss) per common share	$(0.50)		$0.04
Weighted-average number of common shares outstanding, basic and diluted	182,437,352		182,437,352

KBS REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

(a)	Historical financial information derived from KBS REIT’s Annual Report on Form 10-K for the year ended December 31, 2010.

(b)	Amounts represent the historical operations of the National Industrial Portfolio as reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2010.